UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2011 (August 9, 2011)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On August 9, 2011, pursuant to the terms of that certain purchase and sale agreement, dated as of June 24, 2011 (the “Purchase Agreement”) by and among GEL Marine, LLC (“GEL Marine”), a wholly owned subsidiary of Genesis Energy, L.P. (“Genesis”), and Florida Marine Transporters, Inc. and its affiliates (“FMT”), Genesis completed the acquisition of the black oil barge transportation business of FMT.  The acquired business is comprised of 30 barges (seven of which are being sub-leased under similar terms of an existing FMT lease) and 14 push/tow boats which transport heavy refined petroleum products, primarily serving refineries and storage terminals along the Gulf Coast, Intracoastal Canal and western river systems of the United States, including the Red, Ouachita and Mississippi Rivers

The foregoing summary is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to Genesis’ Current Report on Form 8-K filed on June 30, 2011 and incorporated in this Item 2.01 by reference.

The representations and warranties of GEL Marine in the Purchase Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of FMT.  The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about Genesis and its subsidiaries.  The representations and warranties made by GEL Marine in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 7.01.  Regulation FD Disclosure

A copy of the press release issued to announce the completion of the transactions contemplated by the Purchase Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

99.1	Genesis Energy, L.P. press release, dated August 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P., by
GENESIS ENERGY, LLC, its sole general partner
Date: August 10, 2011	By:	/s/ ROBERT V. DEERE
Robert V. Deere Chief Financial Officer